File Nos. 33-1857 & 811-4503

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Sec. 240.14a-12

                            TAX-FREE TRUST OF ARIZONA
               (Exact Name of Registrant as Specified in Charter)

                         380 Madison Avenue, Suite 2300
                            New York, New York 10017
                    (Address of Principal Executive Offices)

                                 (212) 697-6666
                         (Registrant's Telephone Number)

               Payment of Filing Fee (Check the appropriate box):

[X] No fee required

Important Notice
Please Read Immediately

                                                                     Aquila
                                                           Group of Fundssm


                            Tax-Free Trust of Arizona
               380 Madison Avenue, Suite 2300, New York, NY 10017

                           Notice of Annual Meeting of
                             Shareholders to Be Held
                               on October 27, 2006


To Shareholders of the Trust:

The purpose of this Notice is to advise you that an Annual Meeting of the Shareholders of Tax-Free Trust of Arizona (the "Trust") will be held:

Place:   (a)               at the Arizona Biltmore Resort and Spa
                           Mesa Room
                           2400 E. Missouri Avenue
                           Phoenix, Arizona;

Time:             (b)      on Friday, October 27, 2006
                           at 10:00 a.m. Mountain Standard Time;

Purposes:         (c)      for the following purposes:

                           (i) to elect six Trustees; each Trustee elected will hold office until the next annual meeting of the Trust's shareholders or until his or her successor is duly elected (Proposal No. 1);

                           (ii) to ratify (that is, to approve) or reject the selection of Tait, Weller & Baker LLP as the Trust's independent registered public accounting firm for the fiscal year ending June 30, 2007 (Proposal No. 2);

                           (iii) to act upon any other matters which may properly come before the Meeting at the scheduled time and place or any adjourned meeting or meetings.

Who Can
Vote What
Shares: (d) To vote at the Meeting, you must have been a shareholder on the Trust's records at the close of business on August 1, 2006 (the "record date"). Also, the number of shares of each of the Trust's outstanding classes of shares that you held at that time and the respective net asset values of each class of shares at that time determine the number of votes you may cast at the Meeting (or any adjourned meeting or meetings).


                                            By order of the Board of Trustees,

                                            EDWARD M. W. HINES
                                            Secretary

September 15, 2006

Please Note:

If you do not expect to attend the Meeting, please vote by any of three ways: by the Internet, by telephone or by completing the enclosed proxy card and returning it in the accompanying stamped envelope. To avoid unnecessary expense to the Trust, we request your cooperation in voting no matter how large or small your holding may be.

                            Tax-Free Trust of Arizona
               380 Madison Avenue, Suite 2300, New York, NY 10017
                                 Proxy Statement

                                  Introduction

     The purpose of the Notice preceding this Proxy Statement is to advise you of the time, place and purposes of an Annual Meeting of the Shareholders of Tax-Free Trust of Arizona (the "Trust"). The purpose of this Proxy Statement is to give you information on which you may base your decisions as to the choices, if any, you make in voting.

     The Trust's Manager (the "Manager") is Aquila Investment Management LLC, 380 Madison Avenue, Suite 2300, New York, NY 10017, a subsidiary of the Trust's founder, Aquila Management Corporation. The Trust's principal underwriter (the "Distributor") is Aquila Distributors, Inc., 380 Madison Avenue, Suite 2300, New York, NY 10017.

         A copy of the Trust's most recent annual report will be sent to you without charge upon written request to the Distributor, at the above address, or by calling 800-437-1020 toll-free or 212-697-6666.

         This Notice and Proxy Statement are first being mailed on or about September 15, 2006.

         You should read this Proxy Statement prior to voting. If your shares are registered in the name of your broker or someone other than yourself, you may authorize that person to vote your shares. If your shares are registered in your name, then you may vote in one of three ways:

         (1) Proxy Card

         The enclosed proxy card authorizes the persons named (or their substitutes) to vote your shares; the Trust calls these persons the "proxy holders." As to the election of Trustees you may authorize the proxy holders to vote your shares for the entire slate indicated below by marking the appropriate box on the proxy card or by merely signing and returning your proxy card with no instructions. Or you may withhold the authority of the proxy holders to vote on the election of Trustees by marking the appropriate box. Also, you may withhold that authority as to any particular nominee by following the instructions on the proxy card.

         As to the other matter listed on the proxy card, you may direct the proxy holders to vote your shares on this proposal by marking the appropriate box "For" or "Against" or instruct them not to vote your shares on the proposal by marking the "Abstain" box. If you return your signed proxy card and do not mark a box on the proposal, the proxy holders will vote your shares for that proposal.

         (2) Internet Voting

          To vote your shares by the Internet, please contact the Trust at the Internet address shown on your proxy card. You will be prompted to enter the control number on your proxy card. Follow the instructions on the screen, using your proxy card as a guide. If you vote by the Internet, you need not return the proxy card by mail.

         (3) Telephone Voting

                  To vote your shares by telephone, call the toll-free number on your proxy card. You will be prompted to enter the control number on your proxy card. Follow the recorded instructions using your proxy card as a guide. If you vote by phone, you need not return the proxy card by mail.

         General Information

         You may end the power of the proxy holders to vote your shares by: (i) so notifying the Trust in writing; (ii) signing a new and different proxy card (if the Trust receives it before the old one is used); (iii) voting your shares at the meeting in person or by your duly appointed agent; or (iv) calling the toll-free number provided or contacting the Trust's Internet address, both of which are detailed on your proxy card, entering your control number and revoking your previous vote.

         Proxies for shares held by brokers in "street name" and not voted or marked as abstentions will be counted for purposes of determining a quorum. They will be counted as present in determining voting results, and will therefore have the same effect as negative votes.

         The Trust is sending you this Notice and Proxy Statement in connection with the solicitation by its Trustees of proxies to be used at the Annual Meeting to be held at the time and place and for the purposes indicated in the Notice or any adjourned meeting or meetings. Whenever it is stated in this Proxy Statement that a matter is to be acted on at the Meeting, this means the Meeting held at the scheduled time or any adjourned meeting or meetings.

         The Trust pays the costs of the solicitation. Proxies are being solicited by the use of the mails; they may also be solicited by telephone, facsimile and personal interviews. Brokerage firms, banks and others may be requested to forward this Notice and Proxy Statement to beneficial owners of the Trust's shares so that these owners may authorize the voting of their shares. The Trust will pay these firms their out-of-pocket expenses for doing so.

         On the record date, the Trust had three classes of shares outstanding. All shareholders of the Trust are entitled to vote at the meeting. Each shareholder on the record date is entitled to one vote for each dollar (and a proportionate fractional vote for each fraction of a dollar) of net asset value (determined as of the record date) represented by full and fractional shares of any class held on the record date. On the record date, the net asset value per share of each of the Trust's outstanding classes of shares was as follows: Class A Shares, $10.53; Class C Shares, $10.53; and Class Y Shares, $10.56. The meeting is expected to act only upon matters that affect the Trust as a whole: the election of Trustees and the selection of an independent registered public accounting firm. On matters that affect the Trust as a whole, all shareholders of the Trust, including the shareholders of all classes of shares of the Trust, are entitled to vote at the meeting.

         On the record date, the total number of shares outstanding for each class of shares was as follows: Class A Shares, 33,532,971; Class C Shares, 622,186; and Class Y Shares, 198,652.

         On the record date, the following holders held 5% or more of a class of the Trust's outstanding shares. On the basis of information received from the institutional holders, the Trust's management believes that all of the shares indicated are held by them for the benefit of clients.

Name and address                Number of shares         Percent of class
of the holder of
record

Institutional 5% shareholders:

Merrill Lynch Pierce           48,556 Class C Shares      7.80%
Fenner & Smith                 20,177 Class Y Shares     10.16%
4800 Deer Lake Dr.
Jacksonville, FL

NFS LLC FEBO
Riccio Family Trust
Joseph Riccio Sr. & B.R.
Riccio, Trustees
2944 N. Mountain
Tucson, AZ                     36,782 Class C Shares      5.91%

National Investor Services
55 Water St. 32nd Fl.
New York, NY                   50,358 Class Y Shares     25.35%

Pershing LLC
P.O. Box 2052
Jersey City, NJ                19,134 Class Y Shares      9.63%


Additional 5% shareholders:

Charles F. Dahill Jr. & Kelly C. Dahill, Trustees
The Dahill Revocable Trust
14841 S. 31st Way
Phoenix, AZ                    26,556 Class Y Shares     13.37%

Lorraine Pearson Green
8749 E. Via De Dorado
Scottsdale, AZ                 23,673 Class Y Shares     11.92%

The Trust's management is not aware of any other person beneficially owning more than 5% of any class of its outstanding shares as of such date.

                              Election of Trustees
                                (Proposal No. 1)

         At the Meeting, six Trustees are to be elected. Each Trustee elected will serve until the next annual meeting or until his or her successor is duly elected. The nominees selected by the Trustees are named in the table below. See "Introduction" above for information as to how you can vote your shares in the election of Trustees.

The following material includes information about each nominee and each officer of the Trust. All shares of the Trust listed as owned by the Trustees are Class A Shares unless indicated otherwise. All of the nominees are presently Trustees and were elected by the shareholders in October, 2005. All nominees have consented to serve if elected.


Nominees(1)
                                                                           Number of
                                                                           Portfolios in    Other Directorships
                          Positions Held                                   Fund Complex     Held by Trustee
                          with Trust and                                   Overseen by      (The  position  held is
Name, Address(2) and      Length of         Principal Occupation(s)        Trustee          a  directorship  unless
Date of Birth             Service(3)        During Past 5 Years                             indicated otherwise.)
-------------             ----------        -------------------                             ---------------------

Interested Trustee(4)

Diana P. Herrmann        Trustee since     Vice Chair and Chief Executive    12            ICI Mutual Insurance
New York, NY             1994 and          Officer of Aquila Management                    Company
(02/25/58)               President since   Corporation, Founder of the
                         1998              Aquila Group of Fundssm(5) and
                                           parent of Aquila Investment
                                           Management LLC, Manager, since
                                           2004, President and Chief
                                           Operating Officer since 1997, a
                                           Director since 1984, Secretary
                                           since 1986 and previously its
                                           Executive Vice President,
                                           Senior Vice President or Vice
                                           President, 1986-1997; Chief
                                           Executive Officer and Vice
                                           Chair since 2004 and President,
                                           Chief Operating Officer and
                                           Manager of the Manager since
                                           2003; Chair, Vice Chair,
                                           President, Executive Vice
                                           President or Senior Vice
                                           President of funds in the
                                           Aquila Group of Fundssm since
                                           1986; Director of the
                                           Distributor since 1997;
                                           trustee, Reserve Money-Market
                                           Funds, 1999-2000 and Reserve
                                           Private Equity Series,
                                           1998-2000; Governor, Investment
                                           Company Institute and head of
                                           its Small Funds Committee since
                                           2004; active in charitable and
                                           volunteer organizations.

Non-interested
Trustees

Anne J. Mills             Chair of the      President, Loring Consulting       4                     None
Scottsdale, AZ            Board of          Company since 2001; Vice
(12/23/38)                Trustees since    President for Business Affairs,
                          2005 and          Ottawa University, 1992-2001;
                          Trustee since     IBM Corporation, 1965-1991;
                          1986              Budget Review Officer, the
                                            American Baptist Churches/USA,
                                            1994-1997; director, the
                                            American Baptist Foundation;
                                            Trustee, Ottawa University; and
                                            Trustee Emerita, Brown
                                            University.

Ernest Calderon           Trustee since     Founder, Calderon Law Offices,     1                     None
Phoenix, AZ               2004              since 2004; Equity Partner,
(10/24/57)                                  Jennings, Strouss & Salmon, PLC,
                                            1993-2004; member, Arizona Board of
                                            Regents since 2003 and member of the
                                            Governor's P-20 Education Council;
                                            President, Grand Canyon Council of
                                            Boy Scouts of America since 2004;
                                            Immediate Past President, State Bar
                                            of Arizona, 2003-2004.

Thomas W. Courtney        Trustee           President, Courtney Associates,    5       Chairman of the Board of
Sewickley, PA             since 1986        Inc., a venture capital firm,              Oppenheimer Quest Value Funds
(08/17/33)                                  since 1988.                                Group, Oppenheimer Small Cap
                                                                                       Value Fund, Oppenheimer Midcap
                                                                                       Fund, and Oppenheimer Rochester
                                                                                       Group of Funds; Chairman of the
                                                                                       Board of Pimco Advisors VIT.

Grady Gammage, Jr.        Trustee since     Founding partner, Gammage &        2       None
Phoenix, AZ (10/01/51)    2001              Burnham, PLC, a law firm,
                                            Phoenix, Arizona, since 1983;
                                            director, Central Arizona Water
                                            Conservation District,
                                            1992-2004; director, Arizona
                                            State University Foundation
                                            since 1998.

John C. Lucking           Trustee since     President, Econ-Linc, an           3       Director, Sanu Resources
Phoenix, AZ               1994              economic consulting firm, since
(05/20/43)                                  1995; formerly Consulting
                                            Economist, Bank One Arizona and
                                            Chief Economist, Valley National
                                            Bank; member, Arizona's Joint
                                            Legislative Budget Committee
                                            Economic Advisory Panel and the
                                            Western Blue Chip Economic Forecast
                                            Panel; Board, Northern Arizona
                                            University Foundation since 1997;
                                            member, various historical, civic
                                            and economic associations.

Other Individuals
Chairman Emeritus(6)

Lacy B. Herrmann          Founder and       Founder and Chairman of the Board, N/A                   N/A
New York, NY              Chairman          Aquila Management Corporation, the
(05/12/29)                Emeritus since    sponsoring organization and parent
                          2005; Chairman    of the Manager or Administrator
                          of the Board of   and/or Adviser or Sub-Adviser to
                          Trustees          each fund of the Aquila Group of
                          1985-2005         Fundssm; Chairman of the Manager
                                            or Administrator and/or Adviser or
                                            Sub-Adviser to each since 2004;
                                            Founder and Chairman Emeritus of
                                            each fund in the Aquila Group of
                                            Fundssm; previously Chairman and a
                                            Trustee of each fund in the Aquila
                                            Group of Fundssm since its
                                            establishment until 2004 or 2005;
                                            Director of the Distributor since
                                            1981 and formerly Vice President or
                                            Secretary, 1981-1998; Trustee
                                            Emeritus, Brown University and the
                                            Hopkins School; active in
                                            university, school and charitable
                                            organizations.

Officers

Arthur K. Carlson         Executive Vice    Executive Vice President -         N/A                   N/A
Paradise Valley, AZ       President -       Advisor to the Trust, Tax-Free
(01/08/22)                Advisor to the    Trust of Arizona since 2005,
                          Trust since 2005  Trustee, 1987-2005; Executive
                                            Vice President - Advisor to the
                                            Fund, Aquila Rocky Mountain
                                            Equity Fund since 2006, Trustee,
                                            1993-2005; Executive Vice
                                            President - Advisor to the Fund,
                                            Aquila Three Peaks High Income
                                            Fund since 2006; formerly Senior
                                            Vice President and Manager,
                                            Trust Division of the Valley
                                            National Bank of Arizona; past
                                            President, New York Society of
                                            Security Analysts; member,
                                            Phoenix Society of Security
                                            Analysts; former director,
                                            Financial Analysts Federation;
                                            director, Northern Arizona
                                            University Foundation; advisory
                                            director of the Renaissance
                                            Companies; currently or formerly
                                            active with various other
                                            professional and community
                                            organizations.

Charles E.                Executive Vice    Executive Vice President of all    N/A                   N/A
Childs, III               President since   funds in the Aquila Group of
New York, NY              2003              Fundssm and the Manager and the
(04/01/57)                                  Manager's parent since 2003;
                                            formerly Senior Vice President,
                                            corporate development, Vice
                                            President, Assistant Vice
                                            President and Associate of the
                                            Manager's parent since 1987;
                                            Senior Vice President, Vice
                                            President or Assistant Vice
                                            President of the Aquila
                                            Money-Market Funds, 1988-2003.

Todd W. Curtis Phoenix,   Senior Vice       Senior Vice President and          N/A                   N/A
AZ (06/08/49)             President since   Portfolio Manager, Tax-Free
                          2004              Trust of Arizona, since August
                                            2004; Vice President and backup
                                            portfolio manager, Churchill
                                            Tax-Free Fund of Kentucky, since
                                            2004; Vice President and
                                            Portfolio Manager, Banc One
                                            Investment Advisors, Inc. and
                                            its predecessors, 1981-2004.

Jerry G. McGrew           Senior Vice       President of the Distributor       N/A                   N/A
New York, NY (06/18/44)   President since   since 1998, Registered Principal
                          2001              since 1993, Senior Vice
                                            President, 1997-1998 and Vice
                                            President, 1993-1997; Senior
                                            Vice President, Aquila Rocky
                                            Mountain Equity Fund and five
                                            Aquila Municipal Bond Funds
                                            since 1995; Vice President,
                                            Churchill Cash Reserves Trust,
                                            1995-2001.

Alan R. Stockman          Senior Vice       Senior Vice President, Tax-Free    N/A                   N/A
Scottsdale, AZ            President since   Trust of Arizona since 2001,
(07/31/54)                2001 and Vice     Vice President, 1999-2001; Vice
                          President         President, Aquila Rocky Mountain
                          1999-2001         Equity Fund since 1999; Bank
                                            One, Commercial Client Services
                                            representative, 1997-1999;
                                            Trader and Financial Consultant,
                                            National Bank of Arizona (Zions
                                            Investment Securities Inc.),
                                            Phoenix, Arizona 1996-1997.

Kimball L. Young          Senior Vice       Co-portfolio manager, Tax-Free     N/A                   N/A
Salt Lake City, UT        President since   Fund For Utah since 2001;
(08/07/46)                1999              Co-founder, Lewis Young
                                            Robertson & Burningham, Inc., a
                                            NASD licensed broker/dealer
                                            providing public finance
                                            services to Utah local
                                            governments, 1995-2001; Senior
                                            Vice President of two Aquila
                                            Bond Funds and Aquila Rocky
                                            Mountain Equity Fund; formerly
                                            Senior Vice President-Public
                                            Finance, Kemper Securities Inc.,
                                            Salt Lake City, Utah.

Thomas S. Albright        Vice President    Senior Vice President and          N/A                   N/A
Louisville, KY            since 2004        Portfolio Manager, Churchill
(07/26/52)                                  Tax-Free Fund of Kentucky since
                                            July 2000; Senior Vice President,
                                            Tax-Free Fund For Utah since 2003,
                                            Vice President, 2001-2003 and
                                            co-portfolio manager since 2001;
                                            Vice President and backup portfolio
                                            manager, Tax-Free Trust of Arizona,
                                            since 2004; Vice President and
                                            Portfolio Manager, Banc One
                                            Investment Advisors, Inc.,
                                            1994-2000.

Marie E. Aro              Vice President    Senior Vice President, Aquila      N/A                   N/A
Denver, CO (02/10/55)     since 2004        Rocky Mountain Equity Fund, and
                                            Vice President, Tax-Free Trust
                                            of Arizona, since 2004; Vice
                                            President, INVESCO Funds Group,
                                            1998-2003; Vice President,
                                            Aquila Distributors, Inc.,
                                            1993-1997.

Robert W. Anderson        Chief             Chief Compliance Officer of the    N/A                   N/A
New York, NY              Compliance        Trust and each of the other
 (08/23/40)               Officer since     funds in the Aquila Group of
                          2004 and          Fundssm, the Manager and the
                          Assistant         Distributor since 2004,
                          Secretary         Compliance Officer of the
                          since 2000        Manager or its predecessor and
                                            current parent 1998-2004;
                                            Assistant Secretary of the
                                            Aquila Group of Fundssm since
                                            2000.

Joseph P. DiMaggio        Chief Financial   Chief Financial Officer of the     N/A                    N/A
New York, NY              Officer since     Aquila Group of Fundssm since 2003
(11/06/56)                2003 and          and Treasurer since 2000.
                          Treasurer since
                          2000

Edward M. W. Hines        Secretary since   Partner, Hollyer Brady Barrett &   N/A                    N/A
New York, NY              1985              Hines LLP, legal counsel to the
(12/16/39)                                  Trust, since 1989; Secretary of
                                            the Aquila Group of Fundssm.

John M. Herndon           Assistant         Assistant Secretary of the         N/A                    N/A
New York, NY (12/17/39)   Secretary since   Aquila Group of Fundssm since
                          1995              1995 and Vice President of the
                                            three Aquila Money-Market Funds
                                            since 1990; Vice President of
                                            the Manager or its predecessor
                                            and current parent since 1990.

Lori A. Vindigni          Assistant         Assistant Treasurer of the         N/A                   N/A
New York, NY              Treasurer since   Aquila Group of Fundssm since
(11/02/66)                2000              2000; Assistant Vice President
                                            of the Manager or its predecessor
                                            and current parent since 1998; Fund
                                            Accountant for the Aquila Group of
                                            Fundssm, 1995-1998.


(1)The Trust's Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 800-437-1020 (toll-free) or by visiting the EDGAR Database at the SEC's internet site at www.sec.gov.

 (2) The mailing address of each Trustee and officer is c/o Tax-Free Trust of Arizona, 380 Madison Avenue, New York, NY 10017.

 (3) Each Trustee holds office until the next annual meeting of shareholders or until his or her successor is elected and qualifies. The term of office of each officer is one year.

 (4) Ms. Herrmann is an interested person of the Trust as an officer of the Trust, as a director, officer and shareholder of the Manager's corporate parent, as an officer and Manager of the Manager, and as a shareholder and director of the Distributor.

 (6) In this material Pacific Capital Cash Assets Trust, Pacific Capital U.S. Government Securities Cash Assets Trust and Pacific Capital Tax-Free Cash Assets Trust, each of which is a money-market fund, are called the "Aquila Money-Market Funds"; Hawaiian Tax-Free Trust, Tax-Free Trust of Arizona, Tax-Free Trust of Oregon, Tax-Free Fund of Colorado, Churchill Tax-Free Fund of Kentucky, Narragansett Insured Tax-Free Income Fund and Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund, are called the "Aquila Municipal Bond Funds"; Aquila Rocky Mountain Equity Fund is an equity fund; Aquila Three Peaks High Income Fund is a high income corporate bond fund; considered together, these 12 funds are called the "Aquila Group of Fundssm."

 (6) The Chairman Emeritus may attend Board meetings but has no voting power.



                       Securities Holdings of the Nominees
                                (as of 06/30/06)

                                    Dollar Range of Ownership
                                    in                            Aggregate Dollar Range of Ownership
                                    Tax-Free                      in the Aquila
Name of                             Trust of                       Group of Fundssm (1)
Trustee                             Arizona(1)

Interested Trustee

Diana P. Herrmann                      C                              E

Non-interested Trustees

Ernest Calderon                        C                              C

Thomas W. Courtney                     B                              C

Grady Gammage, Jr.                     B                              C

John C. Lucking                        E                              E

Anne J. Mills                          C                              D

(1)      A. None
         B. $1-$10,000
         C. $10,001-$50,000
         D. $50,001-$100,000
         E. over $100,000

         None of the non-interested Trustees or their immediate family members holds of record or beneficially any securities of the Manager or the Distributor.

         Except as noted, the Trust does not currently pay fees to any of the Trust's officers(1) or to Trustees affiliated with the Manager. For its fiscal year ended June 30, 2006 the Trust paid a total of $147,240 in compensation and reimbursement of expenses to the Trustees. No other compensation or remuneration of any type, direct or contingent, was paid by the Trust to its Trustees.

         The Trust is one of the twelve funds in the Aquila Group of Fundssm, which consist of three money-market funds, seven tax-free municipal bond funds, a high income corporate bond fund and an equity fund. The following table lists the compensation of all nominees for Trustee who received compensation from the Trust or from other funds in the Aquila Group of Fundssm during the Trust's fiscal year. None of such nominees has any pension or retirement benefits from the Trust or any of the other funds in the Aquila Group of Fundssm.


                                           Compensation
                                           from all
                                           funds             Number of
                                           in the            boards on
                          Compensation     Aquila            which the
                          from the         Group of          Trustee
Name                      Trust            Fundssm           now serves



Ernest Calderon             $19,000         $19,000             1



Thomas W. Courtney          $19,750         $91,450             5



Grady Gammage, Jr.          $19,000         $38,000             2



John C. Lucking             $20,750         $53,750             3



Anne J. Mills               $27,500         $88,500             4


(1) During the fiscal year ended June 30, 2006, the Trust paid $25,338 to Arthur
K. Carlson, Executive Vice President - Advisor to the Trust, in compensation and reimbursement of expenses.



         Class A Shares may be purchased without a sales charge by certain of the Trust's Trustees and officers.

         The Trust's Manager is a wholly-owned subsidiary of Aquila Management Corporation ("AMC"), founder of each fund in the Aquila Group of Fundssm. As of July 31, 2006, these funds had aggregate assets of approximately $4.3 billion, of which approximately $2.4 billion consisted of assets of the tax-free municipal bond funds. AMC's address is the same as that of the Manager. AMC is controlled by Mr. Lacy B. Herrmann, through share ownership directly, through two trusts and by his wife. During the fiscal year ended June 30, 2006, the Trust paid $1,550,344 in management fees.


         During the fiscal year ended June 30, 2006, $565,420 was paid under
Part I of the Trust's Distribution Plan to Qualified Recipients with respect to Class A Shares, of which $25,736 was retained by the Distributor. With respect to Class C Shares, during the same period $65,856 was paid under Part II of the Plan and $21,952 was paid under the Shareholder Services Plan. Of these total payments of $87,808, the Distributor received $17,752. All of such payments were for compensation.


         The Distributor currently handles the distribution of the shares of the funds in the Aquila Group of Fundssm, including the Trust. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities. The shares of the Distributor are owned 24% by Diana P. Herrmann, 72% by Mr. Herrmann and other members of his immediate family and the balance by employees of Aquila Investment Management LLC.

Other Information on Trustees

         The Trustees have appointed a standing Audit Committee consisting of all of the Trustees who are "independent" and are not "interested persons" of the Trust, as that term is defined in the Investment Company Act of 1940. The members of the Audit Committee are Ernest Calderon, Thomas W. Courtney, Grady Gammage, Jr., John C. Lucking and Anne J. Mills. The Committee (i) selects the Trust's independent registered public accounting firm (subject to shareholder ratification); (ii) reviews the methods, scope and result of audits and the fees charged; and (iii) reviews the adequacy of the Trust's internal accounting procedures and controls. Selection of the independent registered public accounting firm is also ratified by the Board of Trustees. The Audit Committee held three meetings during the Trust's last fiscal year. The Board of Trustees has amended the charter for the Audit Committee, a copy of which is attached as an appendix to this Proxy Statement.

         During the Trust's last fiscal year, the Board of Trustees held four meetings. Each current Trustee was present for at least 75% of the total number of Board meetings and Audit Committee meetings (if such Trustee was a member of that committee).

         The Trust's policy is that all Trustees who can do so attend the Annual Meeting.

         The Trust has a Nominating Committee, consisting of all of the non-"interested" Trustees. The Nominating Committee held one meeting during the last fiscal year. The committee will consider nominees recommended by the shareholders who may send recommendations to the committee in care of the Manager at 380 Madison Avenue, New York, NY 10017. The charter of the Nominating Committee is available on the Trust's website at www.aquilafunds.com.

         Since the beginning of the Trust's most recently completed fiscal year, no Trustee purchased or sold more than 1% of the outstanding shares of any class of shares of the Manager.


                                  Vote Required

         To be elected, each nominee must receive the affirmative votes of a majority of the shares present.


                            Ratification or Rejection
                                 of Selection of
                  Independent Registered Public Accounting Firm
                                (Proposal No. 2)


         Tait, Weller & Baker LLP ("TWB"), which is currently serving as the Trust's independent registered public accounting firm, has been selected by the Trust's Audit Committee and ratified by the Board of Trustees, including a majority of the non-"interested" Trustees, as the Trust's independent registered public accounting firm for the fiscal year ending June 30, 2007. Such selection is submitted to the shareholders for ratification or rejection.

         The following table represents fees for professional audit services rendered by TWB for the audit of the Trust's annual financial statements for the fiscal year ended June 30, 2006, and fees billed for other services rendered by TWB.


                                          2006         2005(1)

     Audit Fees                         $18,000       $24,530

     Audit related fees                       0             0
                                         ------        ------

        Audit and audit related fees     18,000        24,530


     Tax fees (2)                         3,000         8,440

     All other fees                           0             0
                                         ------        ------

         Total                          $21,000       $32,970
                                         ======        ======

(1) Represents fees for professional audit services rendered by KPMG LLP ("KPMG") for the audit of the Trust's annual financial statements for the fiscal year ended June 30, 2005, and fees billed for other services rendered by KPMG. KPMG served as the Trust's independent registered public accounting firm through the completion of the 2005 audit.

(2) Tax fees consisted of fees for tax consultation and tax compliance services.

         TWB did not perform any services during the last fiscal year for the Trust's investment adviser (the Manager) or any entity controlling, controlled by or under common control with the Manager that provides services to the Trust.

         All audit and non-audit services performed by TWB on behalf of the Trust or non-audit services performed on behalf of affiliated entities within the investment company complex where such engagement relates directly to the operations and financial reporting of the Trust are pre-approved by the Audit Committee. Services to be considered between meetings of the Committee are pre-approved by a selected member of the Committee in accordance with applicable regulations and subject to additional procedures established by the Committee.

         The Audit Committee has reviewed all services performed and fees charged by TWB and has accepted TWB's representation that it is independent in recommending re-appointment of it for the fiscal year ending June 30, 2007.

         TWB has no direct or indirect financial interest in the Trust or the Manager. It is expected that representatives of TWB will not be present at the meeting but will be available should any matter arise requiring their presence.


                                  Vote Required

         Approval requires the affirmative votes of a majority of the shares present.


                              Shareholder Proposals

         Under the proxy rules of the Securities and Exchange Commission, shareholder proposals meeting tests contained in those rules may, under certain conditions, be included in the Trust's proxy statement and proxy card for a particular annual meeting. One of these conditions relates to the timely receipt by the Trust of any such proposal. Under these rules, proposals submitted for inclusion in the proxy material for the Trust's next annual meeting after the meeting to which this Proxy Statement relates must be received by the Trust not less than 120 days before the anniversary of the date of this Proxy Statement. Accordingly, a shareholder proposal intended to be presented at the Trust's 2007 annual meeting must be received by the Trust by May 17, 2007 in order to be included in the Trust's proxy material relating to that meeting. The date for such submission could change, depending on the scheduled date for the next annual meeting; if so, shareholders will be notified.

         The fact that the Trust receives a shareholder proposal in a timely manner does not insure its inclusion in the Trust's proxy material, since there are other requirements in the proxy rules relating to such inclusion.

         A shareholder wishing to provide notice of a proposal in the manner prescribed by Rule 14a-4 (c)(1) under the Securities Exchange Act of 1934 must submit written notice of the proposal to the Trust by July 31, 2007.


                                 Other Business

         The Trust does not know of any other matter which will come up for action at the Meeting. If any other matter or matters properly come up for action at the Meeting, including any adjournment of the Meeting, the proxy holders will vote the shares which your proxy card, Internet or telephone vote entitles them to vote, in accordance with their judgment on such matter or matters, except as noted. That is, by signing and returning your proxy card or by voting by the Internet or telephone, you give the proxy holders discretionary authority as to any such matter or matters.

                                    APPENDIX


                            TAX-FREE TRUST OF ARIZONA
                             AUDIT COMMITTEE CHARTER
                                October 22, 2003
                            Amended October 12, 2005


1. The Audit Committee shall be composed entirely of independent Trustees.

2. The purposes of the Audit Committee are:

     (a) to oversee the Trust's accounting and financial reporting policies.

     (b) to oversee the quality and objectivity of the Trust's financial statements and the independent audit thereof; and

     (c) to act as a liaison between the Trust's independent auditors and the full Board of Trustees.

The function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control, and the auditor's responsibility to plan and carry out a proper audit and such other functions as deemed appropriate by the Audit Committee.

3. To carry out its purposes, the Audit Committee shall have the following duties and powers:

(a) to select, retain or terminate the auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the manager, and to receive the auditors' specific representations as to their independence;

(b) to meet with the Trust's independent auditors, including private meetings, as necessary (i) to review and approve the audit plan, detailing the arrangements for and scope of the annual audit, any special audits and any other services deemed appropriate; (ii) to discuss any matters of concern relating to the Trust's financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) to consider the auditors' comments with respect to the Trust's financial policies, procedures and internal accounting controls and management's responses thereto; and (iv) to review the form of opinion the auditors propose to render to the Board and shareholders;

(c) to consider the effect upon the Trust of any changes in accounting principles or practices proposed by management or the auditors;

(d) to review and approve the fees charged by the auditors for audit and non-audit services;

(e) to investigate improprieties or suspected improprieties in Trust financial operations;

(f) to establish a complaint mechanism about accounting, internal accounting controls or auditing matters, including a procedure to receive confidential, anonymous submissions regarding questionable accounting and audit matters;

(g) to establish procedures if it believes appropriate for delegation of pre-approvals of services by auditors to a member or members of the Committee; and

(h) to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.

4. The Committee shall meet on a periodic basis and is empowered to hold special meetings as circumstances require.

5. The Committee shall periodically meet with the Chief Financial Officer and/or the Treasurer of the Trust and with internal auditors, if any, for the management company.

6. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Trust.

7. The Committee shall review this Charter regularly and recommend any changes to the full Board of Trustees.

                                IMPORTANT NOTICE
                             PLEASE READ IMMEDIATELY


                            Tax-Free Trust of Arizona

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         to be held on October 27, 2006

                                 PROXY STATEMENT

                            TAX-FREE TRUST OF ARIZONA
                      VOTE BY INTERNET OR TELEPHONE OR MAIL
                          24 HOURS A DAY, 7 DAYS A WEEK

INTERNET VOTING
www.proxyvote.com/aquila

To vote your shares by the Internet, contact the Trust at www.proxyvote.com/aquila. Follow the simple instructions at the website, using this proxy card as a guide. If you vote by the Internet, you need not return the proxy card by mail.

TELEPHONE VOTING
1-877-587-0671

To vote your shares by telephone, call toll free 1-877-587-0671. Follow the simple recorded instructions using this proxy card as a guide. If you vote by phone, you need not return the proxy card by mail.

VOTE BY MAIL

You can vote your shares by completing and returning this proxy card. Please mark this proxy, date and sign it below and return it promptly in the accompanying envelope which requires no postage if mailed in the United States.



TO VOTE: MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
                           KEEP THIS PORTION FOR YOUR RECORDS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                           DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.


Tax-Free Trust of Arizona

1. Election of Trustees Nominees:

01) Ernest Calderon 02) Thomas W. Courtney 03) Grady Gammage, Jr. 04) Diana P. Herrmann* 05) John C. Lucking 06) Anne J. Mills

   * Interested Trustee


              For All     Withhold All    For All Except
                --            --              --
               [--]          [--]            [--]



INSTRUCTION: To withhold authority to vote for one or more (but not all) nominees, mark "FOR ALL EXCEPT" and write the nominee number(s) and/ or name(s) on the line below.

--------------------


[sentences below bolded in printed form]

Management recommends a vote FOR all nominees listed above and FOR the proposal listed below. The shares represented hereby will be voted as indicated at right or FOR if no choice is indicated.


2. Action on selection of Tait, Weller & Baker LLP as independent registered public accounting firm. (Proposal No.2 in Proxy Statement)

  For   Against  Abstain
   --      --      --
  [--]    [--]    [--]

As to any other matter said proxies shall vote in accordance with their best judgment.




For address changes and/or comments, please check this box and write them on the back where indicated. _
                     [_]

PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR(S) ON THIS PROXY CARD. When signing as a custodian, attorney, executor, administrator, trustee, guardian, etc., please sign your full title as such. Joint owners should each sign.

-----------------------------------------   ----
Signature(s) (PLEASE SIGN WITHIN THE BOX)   Date

                                                                   ---
             I plan to attend the annual meeting in Phoenix        [__]
                                                                   ---
             I plan to attend the outreach meeting in Tucson       [__]
                                                                   ---
             I plan to attend the outreach meeting in Sun City     [__]

                             Aquila Group of Fundssm
                            Tax-Free Trust of Arizona


                 Proxy for Shareholder Meeting October 27, 2006
               Proxy Solicited on Behalf of the Board of Trustees

     The shareholder(s) of Tax-Free Trust of Arizona (the "Trust") whose signature(s)appear(s) below does/do hereby appoint DIANA P. HERRMANN, CHARLES E. CHILDS, III and EDWARD M. W. HINES, or any of them, as attorneys and proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Shareholders of the Trust to be held Friday, October 27, 2006 at the Arizona Biltmore Resort and Spa, Mesa Room, 2400 E. Missouri Avenue, Phoenix, Arizona, at 10:00 a.m. Mountain Standard Time, and at all adjournments thereof, and thereat to vote the shares held in the name of the undersigned on the record date for said meeting on the matters listed on the reverse side. Such shares are entitled to one vote for every dollar of net asset value represented by the share balance printed below.


Please read the proxy statement prior to voting.

Annual Meeting Attendance - You are encouraged to attend the Annual Meeting of Shareholders. If you can attend, please so indicate on the proxy card or e-mail us at info@aquilafunds.com

Address Changes/Comments: -------------------------------
---------------------------------------------------------

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

                  THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND
                           DATED ON THE REVERSE SIDE.